UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2004

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas	0-9439	74-2157138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359

(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code):	(210) 722-7611

None

(Former name or former address, if changed since last report.)

SIGNATURES
EXHIBIT INDEX
Consent of KPMG LLP
Unaudited Pro Forma Combined Consolidated Financial Statements

Item 2. Acquisition or Disposition of Assets.

     This Form 8-K/A amends the Current Report on Form 8-K of International Bancshares Corporation, a Texas corporation and the registrant hereunder (“IBC”), dated June 21, 2004, regarding the acquisition of Local Financial Corporation, a Delaware corporation (“Local”). The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 7(a) and the unaudited pro forma financial information required by Item 7(b), which financial statements and information were not included in the original filing.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

     (i) The consolidated statements of financial condition of Local Financial Corporation and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2003, and the independent auditors report related thereto, are incorporated into this Item 7(a) by reference to pages F-1 — F-42 of Local’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Commission on March 12, 2004 (File No. 001-13949).

     (ii) The unaudited consolidated statements of financial condition of Local Financial Corporation and subsidiaries as of March 31, 2004, and the related consolidated statements of operations and cash flows for the three months ended March 31, 2004 and 2003, are incorporated into this Item 7(a) by reference to Item I of Local’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004, as filed with the Commission on May 7, 2004 (File No. 001-13949).

(b) Pro Forma Financial Information.

     (i) The Unaudited Pro Forma Combined Consolidated Statement of Financial Condition as of March 31, 2004 for International Bancshares Corporation and Subsidiaries is incorporated herein by reference to Exhibit 99.2.

     (ii) The Unaudited Pro Forma Combined Consolidated Statements of Income for the year ended December 31, 2003 and the three months ended March 31, 2004 for International Bancshares Corporation and Subsidiaries are incorporated herein by reference to Exhibit 99.2.

(c) Exhibits. The following exhibits are being filed herewith:

2.1	Agreement and Plan of Merger dated as of January 22, 2004, among International Bancshares Corporation, LFC Acquisition Corp. and Local Financial Corporation (incorporated by reference from Exhibit 99.2 of Registrant’s Current Report on Form 8-K, as filed with the Commission on January 22, 2004).

23.1	Consent of KPMG LLP

99.1	Press Release dated June 21, 2004 (incorporated by reference into this Item 7(c) from Exhibit 99.1 of Registrant’s Current Report on Form 8-K, as filed with the Commission on June 21, 2004).

99.2	Unaudited Pro Forma Combined Consolidated Financial Statements for International Bancshares Corporation and Subsidiaries

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION (Registrant)
By:	/s/ DENNIS E. NIXON
DENNIS E. NIXON, President,
and Chief Executive Officer

Date: August 3, 2004.

EXHIBIT INDEX

23.1	Consent of KPMG LLP

99.2	Unaudited Pro Forma Combined Consolidated Financial Statements for International Bancshares Corporation and Subsidiaries